                                                                    Exhibit 99.2

                         SECURITIES PURCHASE AGREEMENT

     SECURITIES PURCHASE AGREEMENT (this "AGREEMENT"), dated as of October 11, 1996 by and among OXIS INTERNATIONAL, INC., a Delaware corporation, with headquarters located at 6040 N. Cutter Circle, Suite 317, Portland, Oregon 97217-3935 (the "COMPANY"), and each of the purchasers set forth on the signature pages hereto (the "BUYERS").

     WHEREAS:

     A. The Company and each of the Buyers are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Rule 506 under Regulation D ("REGULATION D") as promulgated by the United States Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "1933 ACT");

     B. The Buyers wish to purchase, in the amounts and upon the terms and conditions stated in this Agreement, (i) secured convertible term notes in the form attached hereto as EXHIBIT "A" (the "NOTES"), in the aggregate principal amount of One Million Dollars ($1,000,000) due June 8, 1997, which are (a) convertible into shares of common stock, $.50 par value per share, of the Company (the "COMMON STOCK") and (b) subject to extension by the Company (and the Buyers thereafter) for a fee payable in warrants, in the form attached hereto as EXHIBIT "B" (the "EXTENSION WARRANTS"), to acquire up to 150,000 shares of Common Stock (subject to adjustment as provided therein), upon the terms and subject to the conditions set forth in such Notes, and (ii) warrants, in the form attached hereto as EXHIBIT "B" (the "CLOSING WARRANTS") to acquire an aggregate of 300,000 shares of Common Stock (subject to adjustment as provided therein) (the Extension Warrants and Closing Warrants are sometimes hereinafter collectively referred to as the "WARRANTS"); and

     C. Contemporaneous with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Registration Rights Agreement, in the form attached hereto as EXHIBIT "C" (the "REGISTRATION RIGHTS AGREEMENT"), pursuant to which the Company has agreed to provide certain registration rights under the 1933 Act and the rules and regulations promulgated thereunder, and applicable state securities laws;

     NOW THEREFORE, the Company and the Buyers hereby agree as follows:

1.   PURCHASE AND SALE OF NOTES AND CLOSING WARRANTS
     -----------------------------------------------

     a.  Purchase of Notes and Closing Warrants.  On the Closing Date (as
         --------------------------------------
defined herein) subject to the satisfaction (or waiver) of the conditions set forth in Section 6 and Section 7 below, the Company shall issue and sell to each Buyer and each Buyer severally agrees to purchase from the Company such principal amount of Notes and number of Closing Warrants as is set forth on the signature page hereto executed by each such Buyer for a purchase price equal to such principal amount of Notes.

     b.  Form of Payment.  On the Closing Date, (i) each Buyer shall pay the
         ---------------
purchase price (the "PURCHASE PRICE") for the Notes and Closing Warrants to be issued and sold to it at closing by wire transfer to the Company, in accordance with the Company's written wiring instructions, against delivery of the duly executed Notes and Closing Warrants being purchased by each Buyer hereunder, and
(ii) the Company shall deliver such Notes and Closing Warrants to the Buyer against delivery of such Purchase Price.

     c.  Closing Dates.  Subject to the satisfaction (or waiver) of the
         -------------
conditions thereto set forth in Section 6 and Section 7 below, the date and time of the issuance and sale of the Notes and Closing Warrants pursuant to this Agreement (the "CLOSING DATE") shall be 12:00 noon Eastern Standard Time on October 11, 1996 (subject to a two (2) business day grace period at either party's option), or such other mutually agreed upon time. The closing shall occur at the offices of Klehr, Harrison, Harvey, Branzburg & Ellers, 1401 Walnut Street, Philadelphia, Pennsylvania 19102.

2.   BUYER'S REPRESENTATIONS AND WARRANTIES
     --------------------------------------

     Each Buyer severally represents and warrants to the Company that:

     a.  Investment Purpose.  The Buyer is purchasing the Notes, the shares of
         ------------------
Common Stock issuable upon conversion thereof (the "CONVERSION SHARES"), the Warrants and, if applicable, the shares of Common Stock issuable upon exercise of the Warrants (the "WARRANT SHARES") (collectively, the "SECURITIES") for its own account for investment only and not with a present view towards the public sale or distribution thereof, except pursuant to sales registered under the 1933 Act.

     b.  Accredited Investor Status.  The Buyer is an "accredited investor" as
         --------------------------
that term is defined in Rule 501(a) of Regulation D.

     c.  Reliance on Exemptions.  The Buyer understands that the Notes and
         ----------------------
Warrants are being offered and sold to it in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Buyer's compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of the Buyer to acquire the Notes and Warrants.

     d.  Information.  The Buyer and its advisors, if any, have been furnished
         -----------
with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities which have been requested by the Buyer or its advisors. The Buyer and its advisors, if any, have been afforded the opportunity to ask questions of the Company and have received what the Buyer believes to be satisfactory answers to any such inquiries. Neither such inquiries nor any other due diligence investigation conducted by the Buyer or any of its advisors or representatives shall modify, amend or affect the Buyer's right to rely on the Company's representations and warranties contained in Section 3 below. The Buyer understands that its investment in the Securities involves a high degree of risk.

     e.  Governmental Review.  The Buyer understands that no United States
         -------------------
federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Securities.

     f.  Transfer or Resale.  The Buyer understands that (i) except as provided
         ------------------
in the Registration Rights Agreement, the Securities have not been and are not being registered under the 1933 Act or any state securities laws, and may not be transferred unless (a) subsequently registered thereunder, or (b) the Buyer shall have delivered to the Company an opinion of counsel (which opinion and counsel shall be reasonably acceptable to the Company) to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from such registration or (c) sold pursuant to Rule 144 promulgated under the 1933 Act (or a successor rule); (ii) any sale of such Securities made in reliance on Rule 144 may be made only in accordance with the terms of said Rule and further, if said Rule is not applicable, any resale of such Securities under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933
Act) may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and (iii) neither the Company nor any other person is under any obligation to register such Securities under the 1933 Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder (in each case, other than pursuant to the Registration Rights Agreement).

     g.  Legends.  The Buyer understands that the Notes, Warrants and, until
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such time as the Conversion Shares and Warrant Shares have been registered under the 1933 Act, as contemplated by the Registration Rights Agreement or otherwise may be sold by Buyer pursuant to Rule 144 under the 1933 Act (or any successor rule thereto) without any restriction as to the number of securities acquired hereunder that can then be immediately sold, the certificates for the Conversion Shares and Warrant Shares, may bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of the certificates for such Securities):

     "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended. The securities have been acquired for investment and may not be sold, transferred or assigned in the absence of an effective registration statement for the securities under said Act, or an opinion of counsel, in form, substance and scope reasonably acceptable to the Company, that registration is not required under said Act or unless sold pursuant to Rule 144 under said Act."

     The legend set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of any Security upon which it is stamped, if, unless otherwise required by state securities laws, (a) the sale of such Security is registered under the 1933 Act, or (b) such holder provides the Company with an opinion of counsel, in form, substance and scope reasonably acceptable to the Company, to the effect that a public sale or transfer of such Security may be made without registration under the 1933 Act or (c) such holder provides the Company with reasonable assurances that such Security can be sold pursuant to Rule 144 under the 1933 Act (or a successor rule thereto) without any restriction as to the number of securities acquired as of a particular date that can then be immediately sold. The Buyer agrees to sell all Securities, including those represented by a certificate(s) from which the legend has been removed, in compliance with applicable securities law. In the event the above legend is removed from any Security, the Company may, upon reasonable advance notice to Buyer, require that the above legend be placed on any Security that cannot then be sold pursuant to an effective registration statement or Rule 144 under the 1933 Act (or any successor rule thereto) without any restriction as to the number of securities acquired hereunder that can then be immediately sold.

     h.   Authorization; Enforcement. This Agreement and the Registration Rights
          --------------------------
Agreement have been duly and validly authorized, executed and delivered on behalf of the Buyer and are valid and binding agreements of the Buyer enforceable in accordance with their terms.

     i.   Residency.  The Buyer is a resident of the jurisdiction set forth
          ---------
under such Buyer's name on the signature page hereto executed by such Buyer.

3.   REPRESENTATIONS AND WARRANTIES OF THE COMPANY.
     ---------------------------------------------

     The Company represents and warrants to each Buyer that:

     a.   Organization and Qualification.  The Company and each of its
          ------------------------------
subsidiaries is a corporation duly organized and existing in good standing under the laws of the jurisdiction in which it is incorporated, and has the requisite corporate power to own its properties and to carry on its business as now being conducted. The Company and each of its subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted by it makes such qualification necessary and where the failure so to qualify would have a Material Adverse Effect. "MATERIAL ADVERSE EFFECT" means any material adverse effect on the operations, properties, financial condition or prospects of the Company or on the transactions contemplated hereby.

     b.   Authorization; Enforcement.  (i) The Company has the requisite
          --------------------------
corporate power and authority to enter into and perform this Agreement, the Registration Rights Agreement, the Warrants, the Notes and the Security Agreement securing the Company's obligations under the Notes (the "SECURITY AGREEMENT"), and to issue the Securities, in accordance with the terms hereof and thereof, (ii) the execution and delivery of this Agreement, the Registration Rights Agreement, the Warrants, the Notes and the Security Agreement by the Company and the consummation by it of the transactions contemplated hereby and thereby (including without limitation the issuance of the Notes and the Warrants and the issuance and reservation for issuance of the Conversion Shares and

Warrant Shares issuable upon conversion or exercise thereof) have been duly authorized by the Company's Board of Directors and no further consent or authorization of the Company, its Board or Directors, or its stockholders is required, (iii) this Agreement has been duly executed and delivered by the Company, and (iv) this Agreement, the Closing Warrants, the Notes and the Security Agreement each constitute, and upon execution and delivery by the Company of the Registration Rights Agreement and the Extension Warrants, such instruments will constitute valid and binding obligations of the Company enforceable against the Company in accordance with their terms.

     c.   Capitalization.  As of the date hereof, the authorized capital stock
          --------------
of the Company consists of (i) 40,000,000 shares of Common Stock of which 13,314,896 shares are issued and outstanding, 2,200,000 shares are reserved for issuance pursuant to the Company's stock option plans, 8,401,236 shares are reserved for issuance pursuant to securities (other than the Notes and the Warrants) exercisable for, or convertible into or exchangeable for any shares of Common Stock and 2,661,648 shares are reserved for issuance upon conversion of the Notes and exercise of the Warrants (subject to adjustment pursuant to the Company's covenant set forth in Section 4(h) below); and (ii) 15,000,000 shares of preferred stock, of which 2,341,740 shares are issued and outstanding. All of such outstanding shares of capital stock have been, or upon issuance will be, validly issued, fully paid and nonassessable. Except as set forth on Schedule 3(c), no shares of capital stock of the Company are subject to preemptive rights or any other similar rights of the stockholders of the Company or any liens or encumbrances imposed through the actions or failure to act of the Company. Except as disclosed in SCHEDULE 3(C), as of the effective date of this Agreement, (i) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exchangeable for any shares of capital stock of the Company or any of its subsidiaries, or arrangements by which the Company or any of its subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its subsidiaries, and (ii) there are no agreements or arrangements under which the Company or any of its subsidiaries is obligated to register the sale of any of its or their securities under the 1933 Act (except the Registration Rights Agreement). The Company has furnished to the Buyer true and correct copies of the Company's Restated Certificate of Incorporation as in effect on the date hereof ("CERTIFICATE OF INCORPORATION") and the Company's By-laws, as in effect on the date hereof (the "BY-LAWS"). The Company shall provide the Buyer with a written update of this representation signed by the Company's Chief Executive or Chief Financial Officer on behalf of the Company as of the Closing Date.

     d.   Issuance of Shares.  The Conversion Shares and Warrant Shares are duly
          ------------------
authorized and, upon issuance in accordance with the terms of this Agreement, upon conversion of the Notes and upon proper exercise of the Warrants, as applicable, the Securities shall be validly issued, fully paid and non-assessable, and free from all taxes, liens (imposed through the actions or failure to act of the Company) and charges with respect to the issue thereof and shall not be subject to preemptive rights or other similar rights of stockholders of the Company (in connection therewith, Capital Ventures International hereby waives its rights of first refusal with respect to such issuance granted by the Company pursuant to that certain Securities Purchase Agreement, dated as of May 15, 1996).

The term Conversion Shares includes the shares of Common Stock issuable upon conversion of the Notes, including without limitation, such additional shares, if any, as are issuable as a result of the events described in Section 2(c) of the Registration Rights Agreement and Article III of the Notes.

     e.   No Conflicts.  The execution, delivery and performance of this
          ------------
Agreement, the Registration Rights Agreement, the Warrants, the Notes and the Security Agreement by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including without limitation, the issuance and reservation for issuance of the Conversion Shares and Warrant Shares) will not (i) result in a violation of the Certificate of Incorporation or By-laws or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party, or result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations) applicable to the Company or any of its subsidiaries or by which any property or asset of the Company or any of its subsidiaries is bound or affected (except for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect). Neither the Company nor any of its subsidiaries is in violation of its Certificate of Incorporation, By-laws or other organizational documents and neither the Company nor any of its subsidiaries is in default (and no event has occurred which with notice or lapse of time or both would put the Company or any of its subsidiaries in default) under, and neither the Company nor any of its subsidiaries has taken any action or failed to take any action that would give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party, except for possible defaults as would not, individually or in the aggregate, have a Material Adverse Effect. The businesses of the Company and its subsidiaries are not being conducted, and shall not be conducted, so long as a Buyer owns any of the Securities, in violation of any law, ordinance or regulation of any governmental entity, except for possible violations which either singly or in the aggregate do not have a Material Adverse Effect. Except as specifically contemplated by this Agreement and as required under the 1933 Act and any applicable state securities laws, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency or any regulatory or self regulatory agency in order for it to execute, deliver or perform any of its obligations under this Agreement, the Registration Rights Agreement, the Warrants, the Notes and/or the Security Agreement in accordance with the terms hereof or thereof.

     f.   SEC Documents, Financial Statements.  Since December 31, 1994, the
          -----------------------------------
Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "1934 ACT") (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents (other than exhibits) incorporated by reference therein, being hereinafter referred to herein as the "SEC DOCUMENTS"). The Company has delivered to each Buyer true and complete copies of the SEC Documents, except for such exhibits, schedules and incorporated documents. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. As of their respective dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may include footnotes or may be condensed or summary statements) and fairly present in all material respects the consolidated financial position of the Company and its consolidated subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). Except as set forth in the financial statements of the Company included in the SEC documents and on Schedule 3(f) hereof, the Company has no liabilities, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business subsequent to June 30, 1996 and (ii) obligations under contracts and commitments incurred in the ordinary course of business and not required under generally accepted accounting principles to be reflected in such financial statements, which, individually or in the aggregate, are not material to the financial condition or operating results of the Company.

     g.   Absence of Certain Changes.  Since June 30, 1996, there has been no
          --------------------------
material adverse change and no material adverse development in the business, properties, operations, financial condition, results of operations or prospects of the Company, except as disclosed in Schedule 3(g) or in the SEC Documents.

     h.   Absence of Litigation.  Except as set forth on Schedule 3(h) hereof,
          ---------------------
there is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company or any of its subsidiaries, threatened against or affecting the Company or any of its subsidiaries.

     i.   Disclosure.  All information relating to or concerning the Company set
          ----------
forth in this Agreement and provided to the Buyers pursuant to Section 2(d) hereof and otherwise in connection with the transactions contemplated hereby is true and correct in all material respects and the Company has not omitted to state any material fact necessary in order to make the statements made herein or therein, in light of the circumstances under which they were made, not misleading.

     j.   Absence of Events of Default.  Except as set forth on the Schedules
          ----------------------------
hereto, no Event of Default (as defined in the Notes) and no event which, with the giving of notice or the passage of time or both, would become an Event of Default, has occurred and is continuing.

     k.   Acknowledgment Regarding Buyers' Purchase of Notes and Closing
          --------------------------------------------------------------
Warrants.  The Company acknowledges and agrees that the Buyers are acting solely
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in the capacity of arm's length purchasers with respect to this Agreement and the transactions contemplated hereby. The Company further acknowledges that no Buyer is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby and any advice given by any Buyer or any of their respective representatives or agents in connection with this Agreement and the transactions contemplated hereby is merely incidental to the Buyers' purchase of the Notes and Closing Warrants. The Company further represents to each Buyer that the Company's decision to enter into this Agreement has been based solely on the independent evaluation of the Company and its representatives.

     l.   Collateral.  Upon the execution and delivery of the Security Agreement
          ----------
and the filing of appropriate financing statements under the Uniform Commercial Code, the Buyers shall have a valid perfected first priority security interest in the Collateral (as defined in the Notes) other than as provided in the Security Agreement.

4.   COVENANTS.
     ---------

     a.   Best Efforts.  The parties shall use their best efforts timely to
          ------------
satisfy each of the conditions described in Section 6 and 7 of this Agreement.

     b.   Form D; Blue Sky Laws.  The Company agrees to file a Form D with
          ---------------------
respect to the Securities as required under Regulation D and to provide a copy thereof to each Buyer promptly after such filing. The Company shall, on or before each Closing Date, take such action as the Company shall reasonably determine is necessary to qualify the Securities for, or obtain exemption for the Securities for, sale to the Buyers at the applicable closing pursuant to this Agreement under applicable securities or "blue sky" laws of the states of the United States, and shall provide evidence of any such action so taken to each Buyer on or prior to such Closing Date.

     c.   Reporting Status.  So long as any Buyer beneficially owns any of the
          ----------------
Securities, the Company shall timely file all reports required to be filed with the SEC pursuant to the 1934 Act, and the Company shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would permit such termination.

     d.   Use of Proceeds.  The Company shall use the proceeds from the sale of
          ---------------
the Notes and Closing Warrants in the manner set forth in Schedule 4(d) attached hereto and made a part hereof and shall not, directly or indirectly, use such proceeds for any loan to or investment in any other corporation, partnership, enterprise or other person (except in connection with its direct or indirect subsidiaries).

     e.   Additional Equity Capital; Right of First Refusal.  The Company agrees
          -------------------------------------------------
that during the period beginning on the date hereof and ending two hundred forty
(240) days following the Closing Date (the "LOCK-UP PERIOD"), the Company will not, without the prior written consent of

Susquehanna Financial Group ("SFG") and S.R. One, Limited ("S.R. ONE") (which consent shall not be unreasonably withheld), contract with any party to obtain additional equity financing (including debt financing with an equity component) in any form ("FUTURE OFFERINGS") and shall not for a period of sixty (60) days following the Lock-Up Period, without the prior written consent of SFG and S.R. One, contract with any party to conduct any Future Offerings pursuant to Regulation S under the 1933 Act. In addition, the Company will not conduct any Future Offering during the period beginning on the date hereof and ending one
(1) year after the Closing Date unless it shall have first delivered to each of Capital Ventures International ("CVI")and S.R. One at least five (5) business days prior to the closing of such Future Offering, written notice describing the proposed Future Offering, including the terms and conditions thereof, and providing CVI and S.R. One, and their affiliates, an option during the five (5) business day period following delivery of such notice to purchase all or any portion of the securities being offered in the Future Offering (which portion shall not, in any event, be less than one-half of the aggregate dollar value of the securities to be sold in such Future Offering) on the same terms as contemplated by such Future Offering (the limitations referred to in this and the immediately preceding sentence are collectively referred to as the "CAPITAL RAISING LIMITATION"). The Capital Raising Limitation shall not apply to any transaction involving the Company's commercial banking arrangements or issuances of securities in connection with a merger, consolidation or sale of assets, or in connection with any strategic partnership or joint venture (the primary purpose of which is not to raise equity capital), or in connection with the disposition or acquisition of a business, product or license by the Company or exercise of options by employees, consultants or directors. The Capital Raising Limitation also shall not apply to (i) the issuance of up to $4.0 million of securities pursuant to a private offering conducted in reliance upon the exemption from securities registration afforded by Regulation D on substantially similar terms as described to the Buyers by the Company as of the date hereof,
(ii) the issuance of securities pursuant to an underwritten public offering or a public offering resulting in an issuance of securities qualified for trading exclusively on the Nouveau Marche and/or the EASDAQ or (iii) the issuance of securities upon exercise or conversion of the Company's options, warrants or other convertible securities outstanding as of the date hereof or (iv) the grant of additional options or warrants, or the issuance of additional securities, under any Company stock option or restricted stock plan.

     f.   Expenses. On the Closing Date, the Company shall pay to the Buyers
          --------
Twenty-five Thousand Dollars ($25,000.00) as a non-accountable expense allowance to be applied by the Buyers against all expenses incurred in connection with the negotiation, preparation, execution, delivery and performance of this Agreement and the other agreements to be executed in connection herewith, including, without limitation, the Buyers' attorneys' fees and expenses.

     g.   Financial Information.  The Company agrees to send the following
          ---------------------
reports to each Buyer until such Buyer transfers, assigns, or sells all of the
Securities: (i) within ten (10) days after the filing with the SEC, a copy of its Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q and any Current Reports on Form 8-K; and (ii) within one (1) day after release, copies of all press releases issued by the Company or any of its subsidiaries.

     h.   Reservation of Shares.  The Company shall at all times have
          ---------------------
authorized, and reserved for the purpose of issuance, a sufficient number of shares of Common Stock to provide for the full conversion of the outstanding Notes and issuance of the Conversion Shares in connection therewith and the full exercise of the Warrants and the issuance of the Warrant Shares in connection therewith (based on the Conversion Price of the Notes and the exercise price of the Warrants in effect from time to time). The Company shall not reduce the number of shares of Common Stock reserved for issuance upon conversion of the Notes and the full exercise of the Warrants without the consent of each of the Buyers, which consent will not be unreasonably withheld.

     i.   Listing.  The Company shall promptly secure the listing of the
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Conversion Shares and Warrant Shares upon each national securities exchange or automated quotation system, if any, upon which shares of Common Stock are then listed (subject to official notice of issuance) and shall maintain, so long as any other shares of Common Stock shall be so listed, such listing of all Conversion Shares from time to time issuable upon conversion of the Notes and Warrant Shares issuable upon exercise of the Warrants.

     j.   Corporate Existence.  So long as any Buyer beneficially owns any Notes
          -------------------
or Warrants, the Company shall maintain its corporate existence, except in the event of a merger, consolidation or sale of all or substantially all of the Company's assets, as long as the surviving or successor entity in such transaction (i) assumes the Company's obligations hereunder and under the agreements and instruments entered into in connection herewith and (ii) is a publicly traded corporation whose Common Stock is listed for trading on the American Stock Exchange the New York Stock Exchange or the NASDAQ National Market System ("NASDAQ").

     k.   Restrictions on Transfer of Notes and Warrants.  Each Buyer agrees
          ----------------------------------------------
that it shall not, without the Company's prior written consent, transfer any Notes or Warrants to any competitor of the Company.

5.   TRANSFER AGENT INSTRUCTIONS.
     ---------------------------

     The Company shall instruct its transfer agent to issue certificates, registered in the name of each Buyer or its nominee, for the Conversion Shares and Warrant Shares in such amounts as specified from time to time by each Buyer to the Company upon conversion of the Notes or exercise of the Warrants. Prior to registration of the Conversion Shares and Warrant Shares under the 1933 Act, all such certificates shall bear the restrictive legend specified in Section 2(g) of this Agreement. The Company warrants that no instruction other than such instructions referred to in this Section 5, and stop transfer instructions to give effect to Section 2(f) hereof, in the case of the Conversion Shares and Warrant Shares, prior to registration of the Conversion Shares and Warrant Shares under the 1933 Act, will be given by the Company to its transfer agent and that the Securities shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement and the Registration Rights Agreement. Nothing in this Section shall affect in any way the Buyer's obligations and agreement set forth in Section 2(g) hereof to comply with all applicable securities laws upon resale of the Securities. If a Buyer provides the Company with an opinion of counsel, reasonably satisfactory to the Company in form, substance and scope, that registration of a resale by such Buyer of any of the Securities is not required under the 1933 Act, the Company shall permit the transfer, and, in the case of the Conversion Shares and Warrant Shares promptly instruct its transfer agent to issue one or more certificates in such name and in such denominations as specified by such Buyer.

6.   CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL.
     ----------------------------------------------

     The obligation of the Company hereunder to issue and sell the Notes and Closing Warrants to a Buyer at the closing is subject to the satisfaction, at or before the Closing Date of each of the following conditions thereto, provided that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion:

          (i) The applicable Buyer shall have executed this Agreement, the Registration Rights Agreement and the Security Agreement, and delivered the same to the Company.

          (ii) The applicable Buyer shall have delivered the Purchase Price in accordance with Section 1(b) above.

          (iii) The representations and warranties of the applicable Buyer shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date), and the applicable Buyer shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the applicable Buyer at or prior to the Closing Date.

7.   CONDITIONS TO EACH BUYER'S OBLIGATION TO PURCHASE.
     -------------------------------------------------

     The obligation of each Buyer hereunder to purchase the Notes and Closing Warrants at the closing is subject to the satisfaction, at or before the Closing Date of each of the following conditions, provided that these conditions are for such Buyer's sole benefit and may be waived by such Buyer at any time in its sole discretion:

          (i) The Company shall have executed this Agreement, the Registration Rights Agreement and the Security Agreement, and delivered the same to the Buyer.

          (ii) The Company shall have delivered to such Buyer (A) duly executed Notes (in such denominations as such Buyer shall request) and (B) duly executed Closing Warrants (in such denominations as such Buyer shall request), in accordance with Section 1(b) above.

          (iii) The Common Stock shall be authorized for quotation on NASDAQ, and trading in the Common Stock (or on NASDAQ generally) shall not have been suspended by the SEC or NASDAQ.

          (iv) The representations and warranties of the Company shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing Date. Such Buyer shall have received a certificate, executed by the chief executive officer or chairman of the Company, dated as of the Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by such Buyer.

          (v) Such Buyer shall have received an opinion of the Company's counsel, dated as of the date of the Closing, in form, scope and substance reasonably satisfactory to such Buyer and in substantially the same form as EXHIBIT "D" attached hereto.

          (vi) Such Buyer shall have received the officer's certificate described in Section 3(c) above, dated as of the Closing Date.

8.   GOVERNING LAW; MISCELLANEOUS.
     ----------------------------

     a.   Governing Law.  This Agreement shall be governed by and interpreted in
          -------------
accordance with the laws of the Delaware without regard to the principles of conflict of laws. The parties hereto hereby submit to the exclusive jurisdiction of the United States Federal Courts located in Philadelphia, Pennsylvania with respect to any dispute arising under this Agreement, the agreements entered into in connection herewith or the transactions contemplated hereby or thereby.

     b.   Counterparts.  This Agreement may be executed in two or more
          ------------
counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party.

     c.   Headings.  The headings of this Agreement are for convenience of
          --------
reference and shall not form part of, or affect the interpretation of, this Agreement.

     d.   Severability.  If any provision of this Agreement shall be invalid or
          ------------
unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

     e.   Entire Agreement; Amendments.  This Agreement and the instruments
          ----------------------------
referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor any of the Buyers makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the party to be charged with enforcement. Notwithstanding the foregoing, other than as provided in Section 3(d) hereof, nothing contained herein shall be construed as limiting the rights of CVI pursuant to that certain Securities Purchase Agreement with the Company, dated as of May 15, 1996, and the other agreements and instruments entered into in connection therewith.

     f.   Notices.  Any notices required or permitted to be given under the
          -------
terms of this Agreement shall be sent by certified or registered mail (return receipt requested) or delivered personally or by courier and shall be effective five days after being placed in the mail, if mailed, or upon receipt or refusal of receipt, if delivered personally or by courier, in each case addressed to a party. The addresses for such communications shall be:

     If to the Company:

     OXIS International, Inc.
     6040 N. Cutter Circle
     Suite 317
     Portland, Oregon 97217-3935
     Telecopy:  (503) 283-4058
     Attention: Chief Executive Officer

     With copy to:

     Jackson Tufts Cole & Black, LLP
     60 South Market Street
     San Jose, California 95113-2336
     Telecopy:  (408) 998-4889
     Attention:  Richard Scudellari, Esquire

     If to CVI:

     Capital Ventures International
     c/o Bala International, Inc.
     401 City Line Avenue, Suite 220
     Bala Cynwyd, PA  19004
     Telecopy: (610) 617-2707
     Attention: Andrew Frost

     With copy to:

     Joel Greenberg, Esq.
     c/o Bala International, Inc.
     401 City Line Avenue, Suite 220
     Bala Cynwyd, PA  19004
     Telecopy: (610) 617-2707

     And:

     Klehr, Harrison, Harvey, Branzburg & Ellers
     1401 Walnut Street
     Philadelphia, PA  19102
     Telecopy:  (215) 568-6603
     Attention: Stephen T. Burdumy, Esq.

     If to SFG:

     Susquehanna Financial Group
     401 City Line Avenue
     Suite 220
     Bala Cynwyd, PA  19004
     Telecopy:  (610) 617-2707
     Attention:  Michael Howe

     If to S.R. One:

     S.R. One, Limited
     c/o Smith Kline Beecham
     One Franklin Plaza
     Philadelphia, PA  19102
     Telecopy:  (215) 751-3935
     Attention:  Brenda Gavin and Donald Parman

     If to any other Buyer, to such address as is set forth under such Buyer's name on the signature page hereto executed by such Buyer.

     Each party shall provide notice to the other party of any change in address.

     g.   Successors and Assigns.  This Agreement shall be binding upon and
          ----------------------
inure to the benefit of the parties and their successors and assigns. Neither the Company nor any Buyer shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the other. Notwithstanding the foregoing, any Buyer may assign its rights hereunder to any of its "affiliates," as that term is defined under the 1934 Act, without the consent of the Company.

     h.   Third Party Beneficiaries.  This Agreement is intended for the benefit
          -------------------------
of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

     i.   Survival.  The representations and warranties of the Company and the
          --------
agreements and covenants set forth in Sections 3, 4, 5 and 8 shall survive the closing hereunder for a period of two

(2) years notwithstanding any due diligence investigation conducted by or on behalf of the Buyers. The Company agrees to indemnify and hold harmless each of the Buyers for loss or damage arising as a result of or related to any breach or alleged breach by the Company of any of its representations set forth in Section 3 hereof, including advancement of expenses as they are incurred.

     j.   Publicity.  The Company and each of the Buyers shall have the right to
          ---------
review before issuance any press releases, SEC, NASDAQ or NASD filings, or any other public statements with respect to the transactions contemplated hereby.

     k.   Further Assurances.  Each party shall do and perform, or cause to be
          ------------------
done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

     l.   Termination.  In the event that the Closing shall not have occurred on
          -----------
or before fifteen (15) business days from the date hereof, unless the parties agree otherwise, this Agreement shall terminate at the close of business on such date.



                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the undersigned Buyer and the Company have caused this Agreement to be duly executed as of the date first above written.


OXIS INTERNATIONAL, INC.

By:   /s/ Ray R. Rogers
   ------------------------------------
Name: Ray R. Rogers
Its:  Chairman



CAPITAL VENTURES INTERNATIONAL

By: Bala International, Inc., as authorized agent

      By:   /s/ Andrew Frost
         ------------------------------
      Name: Andrew Frost
      Its:  Director


RESIDENCE:  Cayman Islands

ADDRESS:    c/o Bala International, Inc.
            401 City Line Avenue, Suite 220
            Bala Cynwyd, PA  19004
            Telecopy:  (610) 617-2707
            Attention: Andrew Frost

AGGREGATE SUBSCRIPTION AMOUNT:

     Principal Amount of Notes:        $500,000.00

     Number of Closing Warrants:        150,000

     Aggregate Purchase Price:         $500,000.00

     IN WITNESS WHEREOF, the undersigned Buyer and the Company have caused this Agreement to be duly executed as of the date first above written.



OXIS INTERNATIONAL, INC.

By:   /s/ Ray R. Rogers
   ------------------------------
Name: Ray R. Rogers
Its:  Chairman


S.R. ONE, LIMITED


     By:   /s/ Donald F. Parman
        --------------------------------
        Name:  Donald F. Parman
        Title: President


     RESIDENCE: ___________________________


     ADDRESS:
     Bay Colony Executive Park
     568 East Sanderford Rd., Suite 315
     Wayne, PA 19087


     AGGREGATE SUBSCRIPTION AMOUNT:

          Principal Amount of Notes:        $500,000.00

          Number of Closing Warrants:        150,000

          Aggregate Purchase Price:         $500,000.00